Supplement Dated April 17, 2000*
                   to the Prospectus dated November 23, 1999
      of Wells Fargo Advantage(SM) Credit Variable Annuity 44224 A (11/99)

The name of this product is changed to Wells Fargo AdvantageSM Builder Variable Annuity wherever it appears throughout this prospectus.

The following bullet point replaces the "Minimum initial purchase payment" bullet point in the "Contract in Brief" section of the prospectus under the "Buying your contract" heading:

o Minimum initial purchase payment -- $100,000 for contracts sold through AEFA; $5,000 for all other contracts sold in Texas and Washington; and $2,000 for all other contracts sold in other states. (The $5,000 and $2,000 minimums do not apply if you enroll in the Sytematic Investment Plan
     (SIP).

The text replaces the text following the "Minimum initial purchase payment" subheading in the "Buying Your Contract" section of the prospectus under the "Purchase payments" heading:

         $100,000 for contracts sold through AEFA (including SIPs)
         $5,000 for all other contracts sold in Texas and Washington (not including SIPs) $2,000 for all other contracts sold in other states (not including SIPs)

The following sentence replaces the first sentence in the second bullet point in the "Charges" section of the prospectus under the "Contingent events" heading:

         To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement.




44224-12 A (04/00)
*Valid until next update.